Enact Holdings, Inc. Financial Supplement First Quarter 2023 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2023 1Q	2022 4Q	2022 3Q	2022 2Q	2022 1Q	2022 Total
REVENUES:						
Premiums	$235,108	$232,737	$235,060	$237,386	$234,279	$939,462
Net investment income	45,341	44,896	39,493	35,776	35,146	155,311
Net investment gains (losses)	(122)	(1,274)	(42)	(381)	(339)	(2,036)
Other income	612	483	564	760	502	2,309
Total revenues	**280,939**	**276,842**	**275,075**	**273,541**	**269,588**	**1,095,046**
LOSSES AND EXPENSES:						
Losses incurred	(10,984)	18,097	(40,309)	(61,563)	(10,446)	(94,221)
Acquisition and operating expenses, net of deferrals	51,705	59,955	54,523	58,201	54,262	226,941
Amortization of deferred acquisition costs and intangibles	2,640	2,747	3,338	3,230	3,090	12,405
Interest expense	13,065	13,258	12,879	12,786	12,776	51,699
Total losses and expenses	**56,426**	**94,057**	**30,431**	**12,654**	**59,682**	**196,824**
INCOME BEFORE INCOME TAXES	224,513	182,785	244,644	260,887	209,906	898,222
Provision for income taxes	48,525	38,979	53,658	56,152	45,276	194,065
NET INCOME	**$175,988**	**$143,806**	**$190,986**	**$204,735**	**$164,630**	**$704,157**
Net investment (gains) losses	$122	$1,274	$42	$381	$339	$2,036
Costs associated with reorganization	(583)	3,291	(156)	104	222	3,461
Taxes on adjustments	97	(959)	24	(102)	(118)	(1,155)
Adjusted Operating Income	**$175,624**	**$147,412**	**$190,896**	**$205,118**	**$165,073**	**$708,499**
Loss ratio [1]	(5)%	8%	(17)%	(26)%	(4)%	(10)%
Expense ratio [2]	23%	27%	25%	26%	24%	25%
Earnings per share data:						
Net income per share						
Basic	$1.08	$0.88	$1.17	$1.26	$1.01	$4.32
Diluted	$1.08	$0.88	$1.17	$1.25	$1.01	$4.31
Adjusted operating income per share						
Basic	$1.08	$0.91	$1.17	$1.26	$1.01	$4.35
Diluted	$1.08	$0.90	$1.17	$1.26	$1.01	$4.34
Weighted-average common shares outstanding						
Basic	162,442	162,824	162,843	162,842	162,841	162,838
Diluted	163,179	163,520	163,376	163,225	163,054	163,294

[1] The ratio of losses incurred to net earned premiums.

[2] The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended March 31, 2023, one percentage point for the three months ended December 31, 2022, zero percentage points for the three months ended September 30, 2022, June 30, 2022, and March 31, 2022.

Page 3

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Assets					
Investments:					
Fixed maturity securities available-for-sale, at fair value	$4,929,627	$4,884,760	$4,877,902	$4,909,362	$5,093,084
Short term investments	2,185	3,047	2,434	0	0
Total investments	**4,931,812**	**4,887,807**	**4,880,336**	**4,909,362**	**5,093,084**
Cash and cash equivalents	621,621	513,775	535,775	583,947	440,160
Accrued investment income	35,945	35,844	35,896	33,103	32,565
Deferred acquisition costs	25,954	26,121	26,310	26,689	27,000
Premiums receivable	42,005	41,738	40,331	41,036	40,381
Deferred tax asset	107,868	127,473	135,152	98,695	56,060
Other assets	77,026	76,391	69,040	67,601	103,157
Total assets	**$5,842,231**	**$5,709,149**	**$5,722,840**	**$5,760,433**	**$5,792,407**
Liabilities and Shareholder's Interest					
Liabilities:					
Loss reserves	$501,427	$519,008	$510,237	$558,894	$625,279
Unearned premiums	188,680	202,717	212,987	224,781	236,410
Other liabilities	112,043	143,686	140,413	154,656	141,125
Long-term borrowings	743,460	742,830	742,211	741,602	741,004
Total liabilities	**1,545,610**	**1,608,241**	**1,605,848**	**1,679,933**	**1,743,818**
Equity:					
Common stock	1,619	1,628	1,628	1,628	1,628
Additional paid-in capital	2,362,281	2,382,068	2,379,576	2,377,042	2,374,568
Accumulated other comprehensive income	(320,242)	(382,744)	(427,085)	(293,027)	(140,690)
Retained earnings	2,252,963	2,099,956	2,162,873	1,994,857	1,813,083
Total equity	**$4,296,621**	**$4,100,908**	**$4,116,992**	**$4,080,500**	**$4,048,589**
Total liabilities and equity	**$5,842,231**	**$5,709,149**	**$5,722,840**	**$5,760,433**	**$5,792,407**
Book value per share	$26.53	$25.19	$25.28	$25.06	$24.86
Book value per share excluding accumulated other comprehensive income	$28.51	$27.54	$27.90	$26.86	$25.73
U.S. GAAP ROE [1]	**16.8 %**	**14.0 %**	**18.6 %**	**20.1 %**	**16.2 %**
Net investment (gains) losses	**0.0 %**	0.1 %	0.0 %	0.0 %	0.0 %
Costs associated with reorganization	**(0.1)%**	0.3 %	0.0 %	0.0 %	0.0 %
Taxes on adjustments	**0.0 %**	(0.1)%	0.0 %	0.0 %	0.0 %
Adjusted Operating ROE [2]	**16.7 %**	**14.4 %**	**18.6 %**	**20.2 %**	**16.2 %**
Debt to capital ratio	**15 %**	**15 %**	**15 %**	**15 %**	**15 %**

[1] Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

[2] Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Page 4

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Primary New Insurance Written Metrics
(amounts in millions)

	2023		2022									
	1Q		4Q		3Q		2Q		1Q		Total	
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Product												
Primary	$13,154	100 %	$15,145	100 %	$15,069	100 %	$17,448	100 %	$18,823	100 %	$66,485	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$13,154**	**100 %**	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Origination												
Purchase	$12,761	97 %	$14,744	97 %	$14,634	97 %	$16,802	96 %	$17,326	92 %	$63,506	96 %
Refinance	393	3 %	401	3 %	435	3 %	646	4 %	1,497	8 %	2,979	4 %
Total Primary	**$13,154**	**100 %**	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Payment Type												
Monthly	$12,809	97 %	$13,745	91 %	$14,138	94 %	$16,169	93 %	$17,071	91 %	$61,123	92 %
Single	318	3 %	1,368	9 %	890	6 %	1,218	7 %	1,690	9 %	5,166	8 %
Other[1]	27	- %	32	- %	41	- %	61	- %	62	- %	196	0 %
Total Primary	**$13,154**	**100 %**	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
FICO Scores												
Over 760	$6,004	46 %	$6,951	46 %	$6,948	46 %	$7,981	45 %	$8,359	45 %	$30,239	45 %
740 - 759	2,268	17 %	2,709	18 %	2,554	17 %	2,916	17 %	3,085	16 %	11,264	17 %
720 - 739	1,817	14 %	2,226	15 %	2,106	14 %	2,530	15 %	2,515	13 %	9,377	14 %
700 - 719	1,296	10 %	1,489	10 %	1,531	10 %	1,917	11 %	1,952	10 %	6,889	10 %
680 - 699	954	7 %	1,035	7 %	1,085	7 %	1,099	6 %	1,316	7 %	4,535	7 %
660 - 679[2]	517	4 %	478	3 %	527	3 %	598	3 %	931	5 %	2,534	4 %
640 - 659	229	2 %	189	1 %	234	2 %	297	2 %	486	3 %	1,206	2 %
620 - 639	65	- %	66	- %	79	1 %	106	1 %	173	1 %	424	1 %
<620	4	- %	2	- %	5	- %	4	- %	6	- %	17	0 %
Total Primary	**$13,154**	**100 %**	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Weighted Avg FICO	748		750		749		748		746		748	
Loan-To-Value Ratio												
95.01% and above	$2,106	16 %	$2,423	16 %	$1,741	11 %	$2,177	12 %	$3,146	17 %	$9,487	14 %
90.01% to 95.00%	4,928	38 %	5,684	37 %	6,184	41 %	7,458	43 %	6,682	35 %	26,008	39 %
85.01% to 90.00%	4,390	33 %	4,971	33 %	5,094	34 %	5,207	30 %	5,620	30 %	20,892	32 %
85.00% and below	1,730	13 %	2,067	14 %	2,050	14 %	2,606	15 %	3,375	18 %	10,098	15 %
Total Primary	**$13,154**	**100 %**	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Weighted Avg LTV	92 %		92 %		92 %		92 %		92 %		92 %	
Debt-To-Income Ratio												
45.01% and above	$3,538	27 %	$4,294	28 %	$3,728	25 %	$4,067	23 %	$4,452	24 %	$16,541	25 %
38.01% to 45.00%	4,940	38 %	5,518	37 %	5,681	38 %	6,436	37 %	6,361	34 %	23,996	36 %
38.00% and below	4,676	35 %	5,333	35 %	5,660	37 %	6,945	40 %	8,010	42 %	25,948	39 %
Total Primary	**$13,154**	**100 %**	**$15,145**	**100 %**	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$66,485**	**100 %**
Weighted Avg DTI	40 %		40 %		39 %		39 %		38 %		39 %	
Avg loan size (thousands)	$356		$358		$350		$345		$334		$346	

[1] Includes loans with annual and split payment types.

[2] Loans with unknown FICO scores are included in the 660-679 category.

Page 5

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Insurance In-Force (IIF)[1] Metrics

Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2023		2022							
	1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product										
Primary	$252,516	100 %	$248,262	100 %	$241,813	100 %	$237,563	100 %	$231,853	100 %
Pool	486	- %	505	- %	531	- %	564	- %	600	- %
Total	**$253,002**	**100 %**	**$248,767**	**100 %**	**$242,344**	**100 %**	**$238,127**	**100 %**	**$232,453**	**100 %**
Origination										
Purchase	$214,339	85 %	$207,827	84 %	$199,322	82 %	$192,499	81 %	$184,080	79 %
Refinance	38,177	15 %	40,435	16 %	42,491	18 %	45,064	19 %	47,773	21 %
Total Primary	**$252,516**	**100 %**	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Payment Type										
Monthly	$221,482	88 %	$216,831	87 %	$211,062	87 %	$206,361	87 %	$200,304	86 %
Single	28,918	11 %	29,275	12 %	28,550	12 %	28,945	12 %	29,198	13 %
Other[2]	2,116	1 %	2,156	1 %	2,201	1 %	2,257	1 %	2,351	1 %
Total Primary	**$252,516**	**100 %**	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Book Year										
2008 and prior	$6,377	3 %	$6,596	3 %	$6,849	3 %	$7,246	3 %	$7,723	3 %
2009-2015	4,659	2 %	5,025	2 %	5,426	2 %	6,103	2 %	6,906	3 %
2016	5,744	2 %	6,296	2 %	6,772	3 %	7,377	3 %	8,076	4 %
2017	6,201	2 %	6,495	3 %	6,818	3 %	7,328	3 %	8,023	4 %
2018	6,570	3 %	6,839	3 %	7,133	3 %	7,613	3 %	8,306	4 %
2019	15,691	6 %	16,352	7 %	17,070	7 %	18,141	8 %	19,609	8 %
2020	52,389	21 %	55,358	22 %	58,497	24 %	62,154	26 %	65,807	28 %
2021	79,377	31 %	81,724	33 %	83,740	35 %	86,175	37 %	88,757	38 %
2022	62,481	25 %	63,577	25 %	49,508	20 %	35,426	15 %	18,646	8 %
2023	13,027	5 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$252,516**	**100 %**	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**

(1) Primary insurance in-force represents aggregate unpaid balance for loans the company insures.
(2) Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Insurance In-Force (IIF) [1] Metrics

Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2023		2022							
	1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
FICO Scores										
Over 760	$104,635	42 %	$102,467	41 %	$99,177	41 %	$96,625	40 %	$93,222	40 %
740 - 759	40,983	16 %	40,097	16 %	38,731	16 %	37,853	16 %	36,821	16 %
720 - 739	35,554	14 %	34,916	14 %	33,874	14 %	33,263	14 %	32,363	14 %
700 - 719	29,160	12 %	28,867	12 %	28,384	12 %	28,136	12 %	27,620	12 %
680 - 699	21,717	9 %	21,554	9 %	21,294	9 %	21,221	9 %	21,259	9 %
660 - 679[2]	11,057	4 %	10,926	4 %	10,842	4 %	10,822	5 %	10,805	5 %
640 - 659	6,114	2 %	6,095	3 %	6,115	3 %	6,154	3 %	6,188	3 %
620 - 639	2,604	1 %	2,630	1 %	2,663	1 %	2,725	1 %	2,774	1 %
<620	692	- %	710	- %	733	- %	764	- %	801	- %
Total Primary	**$252,516**	**100 %**	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Weighted Avg FICO	744		743		743		743		742	
Loan-To-Value Ratio										
95.01% and above	$40,776	16 %	$39,509	16 %	$38,099	16 %	$37,636	16 %	$36,867	16 %
90.01% to 95.00%	105,336	42 %	103,618	42 %	101,164	42 %	99,303	41 %	96,419	42 %
85.01% to 90.00%	73,756	29 %	72,132	29 %	69,803	29 %	67,866	29 %	66,226	28 %
85.00% and below	32,648	13 %	33,003	13 %	32,747	13 %	32,758	14 %	32,341	14 %
Total Primary	**$252,516**	**100 %**	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Weighted Avg LTV	93 %		93 %		93 %		93 %		93 %	
Debt-To-Income Ratio										
45.01% and above	$46,049	18 %	$43,831	18 %	$40,846	17 %	$38,763	16 %	$36,428	16 %
38.01% to 45.00%	89,768	36 %	87,816	35 %	85,226	35 %	83,194	35 %	80,741	35 %
38.00% and below	116,699	46 %	116,615	47 %	115,741	48 %	115,606	49 %	114,684	49 %
Total Primary	**$252,516**	**100 %**	**$248,262**	**100 %**	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**
Weighted Avg DTI	38 %		37 %		37 %		37 %		37 %	
Primary persistency rate	85 %		86 %		82 %		80 %		76 %	
Avg loan size (thousands)	$262		$259		$255		$251		$246	

[1] Primary insurance in-force represents aggregate unpaid balance for loans the company insures.
[2] Loans with unknown FICO scores are included in the 660-679 category.

Page 7

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Risk In-Force (RIF) [1] Metrics

Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2023		2022							
	1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
Product										
Primary	$64,106	100 %	$62,791	100 %	$61,124	100 %	$59,911	100 %	$58,295	100 %
Pool	76	- %	79	- %	84	- %	89	- %	97	- %
Total	**$64,182**	**100 %**	**$62,870**	**100 %**	**$61,208**	**100 %**	**$60,000**	**100 %**	**$58,392**	**100 %**
Origination										
Purchase	$55,870	87 %	$54,165	86 %	$52,134	85 %	$50,449	84 %	$48,326	83 %
Refinance	8,236	13 %	8,626	14 %	8,990	15 %	9,462	16 %	9,969	17 %
Total Primary	**$64,106**	**100 %**	**$62,791**	**100 %**	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**
Payment Type										
Monthly	$57,289	89 %	$55,879	89 %	$54,247	89 %	$52,896	88 %	$51,153	88 %
Single	6,284	10 %	6,370	10 %	6,324	10 %	6,449	11 %	6,561	11 %
Other[2]	533	1 %	542	1 %	553	1 %	566	1 %	581	1 %
Total Primary	**$64,106**	**100 %**	**$62,791**	**100 %**	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**
Book Year										
2008 and prior	$1,643	3 %	$1,699	3 %	$1,764	3 %	$1,867	3 %	$1,991	3 %
2009-2015	1,238	2 %	1,341	2 %	1,449	2 %	1,630	3 %	1,846	3 %
2016	1,538	2 %	1,681	3 %	1,805	3 %	1,964	3 %	2,147	4 %
2017	1,632	3 %	1,708	3 %	1,792	3 %	1,922	3 %	2,094	4 %
2018	1,672	3 %	1,736	3 %	1,806	3 %	1,922	3 %	2,092	4 %
2019	3,989	6 %	4,143	7 %	4,313	7 %	4,575	8 %	4,935	8 %
2020	13,484	21 %	14,158	22 %	14,891	25 %	15,763	26 %	16,606	28 %
2021	19,917	31 %	20,418	32 %	20,848	34 %	21,384	36 %	21,959	38 %
2022	15,647	24 %	15,907	25 %	12,456	20 %	8,884	15 %	4,625	8 %
2023	3,346	5 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$64,106**	**100 %**	**$62,791**	**100 %**	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**

[1] Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
[2] Includes loans with annual and split payment types.

Page 8

Enact Holdings, Inc. | Financial Supplement | First Quarter 2023

Risk In-Force (RIF) [1] Metrics

Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2023		2022							
	1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
FICO Scores										
Over 760	$26,480	41 %	$25,807	41 %	$24,965	41 %	$24,252	40 %	$23,326	40 %
740 - 759	10,418	16 %	10,154	16 %	9,808	16 %	9,559	16 %	9,267	16 %
720 - 739	9,126	14 %	8,931	14 %	8,656	14 %	8,484	14 %	8,224	14 %
700 - 719	7,406	12 %	7,317	12 %	7,200	12 %	7,129	12 %	6,974	12 %
680 - 699	5,481	9 %	5,428	9 %	5,356	9 %	5,329	9 %	5,334	9 %
660 - 679[2]	2,809	4 %	2,767	5 %	2,739	4 %	2,728	5 %	2,715	5 %
640 - 659	1,549	3 %	1,540	2 %	1,541	3 %	1,547	3 %	1,550	3 %
620 - 639	660	1 %	665	1 %	672	1 %	687	1 %	699	1 %
<620	177	- %	182	- %	187	- %	196	- %	206	- %
Total Primary	**$64,106**	**100 %**	**$62,791**	**100 %**	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**
Loan-To-Value Ratio										
95.01% and above	$11,545	18 %	$11,136	18 %	$10,809	18 %	$10,647	18 %	$10,379	18 %
90.01% to 95.00%	30,589	48 %	30,079	48 %	29,379	48 %	28,838	48 %	27,987	48 %
85.01% to 90.00%	18,054	28 %	17,621	28 %	17,019	28 %	16,517	27 %	16,082	27 %
85.00% and below	3,918	6 %	3,955	6 %	3,917	6 %	3,909	7 %	3,847	7 %
Total Primary	**$64,106**	**100 %**	**$62,791**	**100 %**	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**
Debt-To-Income Ratio										
45.01% and above	$11,782	18 %	$11,176	18 %	$10,393	17 %	$9,843	16 %	$9,227	16 %
38.01% to 45.00%	22,830	36 %	22,268	35 %	21,603	35 %	21,058	35 %	20,392	35 %
38.00% and below	29,494	46 %	29,347	47 %	29,128	48 %	29,010	49 %	28,676	49 %
Total Primary	**$64,106**	**100 %**	**$62,791**	**100 %**	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**

[1] Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
[2] Loans with unknown FICO scores are included in the 660-679 category.

Page 9

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Delinquency Metrics
Excludes run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2023	2022			
	1Q	4Q	3Q	2Q	1Q
Average Paid Claim [1]	$46.9	$48.7	$42.2	$50.1	$51.6
Reserves:					
Direct primary case[2]	$462,287	$479,343	$476,063	$525,948	$590,508
All other[2]	39,140	39,665	34,174	32,946	34,771
Total Reserves	**$501,427**	**$519,008**	**$510,237**	**$558,894**	**$625,279**
Beginning Number of Primary Delinquencies	19,943	18,856	19,513	22,571	24,820
New delinquencies	9,599	10,304	9,121	7,847	8,724
Delinquency cures	(10,771)	(9,024)	(9,588)	(10,806)	(10,860)
Paid claims	(126)	(190)	(187)	(90)	(107)
Rescissions and claim denials	(12)	(3)	(3)	(9)	(6)
Ending Number of Primary Delinquencies	18,633	19,943	18,856	19,513	22,571
Primary delinquency rate	1.93 %	2.08 %	1.99 %	2.06 %	2.40 %
Average Reserve Per Primary Delinquency [3]	$24.8	$24.0	$25.2	$27.0	$26.2
Beginning Direct Primary Case Reserves	$479,343	$476,063	$525,948	$590,508	$606,102
Paid claims	(6,653)	(9,347)	(8,349)	(4,810)	(5,617)
Change in reserves	(10,403)	12,627	(41,536)	(59,750)	(9,977)
Ending Direct Primary Case Reserves	**$462,287**	**$479,343**	**$476,063**	**$525,948**	**$590,508**
Incurred Losses[4]					
Current quarter delinquencies[5]	$57,963	$58,717	$38,696	$34,654	$39,220
Development of current quarter delinquencies[6]	0	0	0	0	0
Prior period development[7]	(68,947)	(40,620)	(79,005)	(96,217)	(49,666)
Total Incurred Losses	**($10,984)**	**$18,097**	**($40,309)**	**($61,563)**	**($10,446)**
Policies in Force (count)	**965,544**	**960,306**	**949,052**	**946,891**	**941,689**

(1) Average paid claims in the fourth and third quarters of 2022 include payments in relation to agreements on non-performing loans.
(2) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves.
(3) Direct primary case reserves divided by primary delinquency count.
(4) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.
(5) Defaulted loans with most recent delinquency notice in the quarter indicated.
(6) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.
(7) Includes impact of changes in IBNR, LAE and other.

Page 10

Enact Holdings, Inc. Financial Supplement First Quarter 2023 Percentage Reserved by Payment Status Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 7,876 $67 $462 14% 8,920 $69 $509 14% 6,837 $38 $359 11% 4 - 11 payments in default 6,714 182 423 43% 6,466 166 390 43% 6,875 115 392 29% 12 payments or more in default 4,043 213 220 97% 4,557 244 248 98% 8,859 438 515 85 % Total 18,633 $462 $1,105 42% 19,943 $479 $1,147 42% 22,571 $591 $1,266 47 % December 31, 2022 March 31, 2022 Missed Payment Status Tables Excludes run-off business, which is immaterial to our results (dollar amounts in millions) March 31, 2023 Page 11

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Delinquency Performance

Excludes run-off business, which is immaterial to our results

March 31, 2023

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	11%	1.99%
Texas	8%	7%	1.92%
Florida [3]	8%	8%	2.24%
New York [3]	5%	13%	2.82%
Illinois [3]	5%	6%	2.51%
Arizona	4%	2%	1.68%
Michigan	4%	3%	1.72%
North Carolina	3%	2%	1.48%
Georgia	3%	3%	2.19%
Washington	3%	3%	1.64%
All Other States [4]	45%	42%	1.79%
Total	**100%**	**100%**	**1.93%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	2%	1.72%
Chicago-Naperville, IL Metro Division	3%	5%	2.77%
Atlanta, GA MSA	3%	3%	2.35%
New York, NY Metro Division	2%	8%	3.51%
Washington-Arlington, DC Metro Division	2%	2%	1.79%
Houston, TX MSA	2%	2%	2.40%
Riverside-San Bernardino CA MSA	2%	2%	2.54%
Los Angeles-Long Beach, CA Metro Division	2%	3%	2.24%
Dallas, TX Metro Division	2%	1%	1.65%
Denver-Aurora-Lakewood, CO MSA	2%	1%	0.93%
All Other MSAs	77%	71%	1.85%
Total	**100%**	**100%**	**1.93%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	25%	8.81%	5.56%
2009-2015	2%	7%	4.03%	0.67%
2016	2%	5%	3.01%	0.73%
2017	3%	6%	3.53%	0.93%
2018	3%	7%	4.08%	1.02%
2019	6%	10%	2.57%	0.86%
2020	21%	16%	1.42%	0.85%
2021	31%	18%	1.23%	1.06%
2022	24%	6%	0.74%	0.71%
2023	5%	0%	0.02%	0.02%
Total	**100%**	**100%**	**1.93%**	**4.22%**

December 31, 2022

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	10%	2.09%
Texas	8%	7%	2.12%
Florida [3]	8%	8%	2.54%
New York [3]	5%	13%	2.95%
Illinois [3]	5%	6%	2.54%
Arizona	4%	2%	1.78%
Michigan	4%	3%	1.79%
North Carolina	3%	3%	1.59%
Georgia	3%	3%	2.23%
Washington	3%	3%	1.92%
All Other States [4]	45%	42%	1.94%
Total	**100%**	**100%**	**2.08%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Chicago-Naperville, IL Metro Division	3%	5%	2.84%
Phoenix, AZ MSA	3%	2%	1.83%
New York, NY Metro Division	3%	8%	3.75%
Atlanta, GA MSA	2%	3%	2.42%
Washington-Arlington, DC Metro Division	2%	2%	1.85%
Houston, TX MSA	2%	3%	2.60%
Riverside-San Bernardino CA MSA	2%	2%	2.89%
Los Angeles-Long Beach, CA Metro Division	2%	2%	2.18%
Dallas, TX Metro Division	2%	1%	1.86%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.12%
All Other MSAs	77%	71%	2.00%
Total	**100%**	**100%**	**2.08%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	26%	9.61%	5.57%
2009-2014	1%	4%	5.01%	0.69%
2015	1%	3%	3.61%	0.71%
2016	3%	6%	3.17%	0.81%
2017	3%	7%	3.78%	1.01%
2018	3%	9%	4.63%	1.18%
2019	7%	11%	2.71%	0.93%
2020	22%	17%	1.47%	0.92%
2021	32%	14%	1.20%	1.06%
2022	25%	3%	0.54%	0.52%
Total	**100%**	**100%**	**2.08%**	**4.26%**

March 31, 2022

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	11%	11%	2.75%
Texas	8%	8%	2.51%
Florida [3]	8%	9%	2.51%
New York [3]	5%	12%	3.51%
Illinois [3]	5%	6%	2.85%
Michigan	4%	2%	1.87%
Arizona	4%	2%	1.92%
North Carolina	3%	2%	1.96%
Pennsylvania [3]	3%	3%	2.30%
Washington	3%	4%	2.68%
All Other States [4]	46%	41%	2.25%
Total	**100%**	**100%**	**2.40%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Chicago-Naperville, IL Metro Division	3%	5%	3.39%
Phoenix, AZ MSA	3%	2%	1.92%
New York, NY Metro Division	3%	8%	4.68%
Atlanta, GA MSA	2%	3%	2.92%
Washington-Arlington, DC Metro Division	2%	2%	2.50%
Houston, TX MSA	2%	3%	3.20%
Riverside-San Bernardino CA MSA	2%	2%	3.05%
Los Angeles-Long Beach, CA Metro Division	2%	3%	3.22%
Dallas, TX Metro Division	2%	1%	2.04%
Nassau County, NY	2%	4%	5.02%
All Other MSAs	77%	67%	2.23%
Total	**100%**	**100%**	**2.40%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	25%	10.41%	5.59%
2009-2014	1%	5%	5.34%	0.77%
2015	2%	5%	4.06%	0.92%
2016	4%	7%	3.48%	1.02%
2017	4%	10%	4.43%	1.34%
2018	4%	12%	5.48%	1.60%
2019	8%	17%	3.44%	1.37%
2020	28%	15%	1.49%	1.08%
2021	38%	4%	0.58%	0.55%
2022	8%	0%	0.04%	0.04%
Total	**100%**	**100%**	**2.40%**	**4.36%**

[1] Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.
[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
[4] Includes the District of Columbia.

Page 12

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Composition of Investments at Fair Value
(amounts in thousands)

	March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Fixed Maturity Securities:										
U.S. treasuries	$42,709	1 %	$44,769	1 %	$44,654	1 %	$49,668	1 %	$56,751	1 %
Municipals	431,778	9 %	419,856	9 %	432,229	9 %	469,509	10 %	508,391	10 %
Non-U.S. government	9,493	- %	9,349	- %	9,252	- %	21,120	- %	21,529	- %
U.S. corporate	2,679,485	54 %	2,646,863	54 %	2,639,184	54 %	2,742,523	56 %	2,882,497	57 %
Non-U.S. corporate	630,502	13 %	652,844	13 %	647,063	14 %	618,710	13 %	629,795	12 %
Residential MBS	10,344	- %	11,043	- %	11,743	- %	0	- %	0	- %
Other asset-backed	1,125,316	23 %	1,100,036	23 %	1,093,777	22 %	1,007,832	20 %	994,121	20 %
Total available-for-sale fixed maturity securities	**$4,929,627**	**100 %**	**$4,884,760**	**100 %**	**$4,877,902**	**100 %**	**$4,909,362**	**100 %**	**$5,093,084**	**100 %**
Fixed Maturity Securities - Credit Quality NRSRO[(1)] Designation										
AAA	$513,462	10 %	$492,318	10 %	$503,574	10 %	$441,105	9 %	$432,633	9 %
AA	779,674	16 %	761,883	16 %	771,698	16 %	798,828	16 %	839,185	16 %
A	1,684,218	34 %	1,666,409	34 %	1,699,803	35 %	1,686,644	34 %	1,736,936	34 %
BBB	1,856,810	38 %	1,862,634	38 %	1,790,168	37 %	1,855,984	38 %	1,936,838	38 %
BB & Lower	95,463	2 %	101,516	2 %	112,659	2 %	126,801	3 %	147,492	3 %
Total fixed maturity securities	**$4,929,627**	**100 %**	**$4,884,760**	**100 %**	**$4,877,902**	**100 %**	**$4,909,362**	**100 %**	**$5,093,084**	**100 %**
Average duration	3.6		3.6		3.7		3.8		3.8	
Average yield	3.2 %		3.1 %		3.0 %		2.8 %		2.7 %	

(1) Nationally Recognized Statistical Rating Organizations.

Page 13

Enact Holdings, Inc. | Financial Supplement | First Quarter 2023

Credit Risk Transfer Transaction Summary
(amounts in millions)

	2020 ILN	2021-1 ILN	2021-2 ILN	2021-3 ILN	2020 XOL	2021 XOL	2022-1 XOL	2022-2 XOL	2022-3 XOL	2022-4 XOL	2022-5 XOL	2023 XOL
	1/20-8/20	*1/14-12/18, 4Q'19*	*9/20-12/20*	*1/21-6/21*	*Full Year 2020*	*Full Year 2021*	*Full Year 2022*	*Full Year 2022*	*7/21-12/21*	*7/21-12/21*	*1/22-6/22*	*Full Year 2023*
At Closing												
Initial CRT Risk In-Force	$14,909	$14,142	$8,384	$12,141	$23,047	$22,373	$15,400	$15,400	$10,550	$10,550	$8,547	$3,275
Initial Reinsurance Amount	$350	$495	$303	$372	$168	$206	$196	$25	$289	$36	$201	$43
Initial First Loss Retention Layer	$522	$212	$189	$304	$691	$671	$462	$385	$317	$264	$256	$98
Initial Attachment % (2)	3.50%	1.50%	2.25%	2.50%	3.00%	3.00%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%
Initial Detachment % (2)	7.00%	5.00%	7.00%	6.75%	7.00%	7.00%	6.99%	3.00%	7.00%	3.00%	7.00%	6.25%
% Of Covered Loss Tier Reinsured	67.00%	100.00%	76.00%	72.00%	18.25%	23.00%	31.92%	31.92%	68.45%	68.45%	58.80%	40.39%
Commencement Date	10/22/20	03/02/21	04/16/21	09/02/21	01/01/20	01/01/21	01/01/22	01/01/22	03/01/22	03/01/22	09/01/22	01/01/23
Termination Date	10/25/30	08/25/33	10/25/33	02/25/34	12/31/30	12/31/31	12/31/32	12/31/32	12/31/31	12/31/31	12/31/32	12/31/33
Optional Call Date	10/25/27	02/25/26	04/25/28	08/25/28	06/30/27	06/30/28	12/31/29	12/31/29	12/31/28	12/31/28	01/01/30	12/31/30
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
As of March 31, 2023												
Current CRT Risk In Force (1)	$7,258	$5,080	$5,813	$9,789	$13,390	$19,734	$15,152	$15,152	$9,624	$9,624	$8,144	$3,275
Current Reinsured Amount	$47	$126	$227	$328	$44	$180	$196	$25	$281	$36	$193	$43
PMIERs Required Asset Credit (3)	$0	$110	$165	$286	$42	$173	$188	$24	$271	$35	$187	$42
Current Attachment % (2)	7.18%	4.17%	3.24%	3.10%	5.16%	3.40%	3.05%	2.54%	3.29%	2.74%	3.15%	3.00%
Current Detachment % (2)	8.16%	6.64%	8.38%	7.76%	6.96%	7.37%	7.10%	3.05%	7.56%	3.29%	7.28%	6.25%
Enact Claims Paid	$0	$1	$0	$0	$1	$0	$0	$0	$0	$0	$0	$0
Incurred Losses Ever To Date (4)	$41	$26	$26	$38	$75	$81	$28	$28	$36	$36	$19	$0
Remaining First Loss Retention Layer	$521	$212	$188	$303	$691	$671	$462	$385	$317	$264	$256	$98
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1) The total primary risk in force is $64.1B and the total current risk in force covered by a CRT is $56.6B.
(2) Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
(3) Current PMIERs required asset credit considers the counterparty credit haircut.
(4) Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note

Page 14

Enact Holdings, Inc. Financial Supplement First Quarter 2023

Capital & PMIERs
(dollar amounts in millions)

	2023	2022			
	1Q	4Q	3Q	2Q	1Q
COMBINED STAT:					
Statutory policyholders' surplus	$1,193	$1,136	$1,348	$1,277	$1,442
Contingency reserves	3,679	3,551	3,424	3,297	3,168
Combined statutory capital	**$4,872**	**$4,687**	**$4,772**	**$4,574**	**$4,610**
Adjusted RIF[1]	$61,546	$60,061	$58,542	$57,407	$55,512
Combined risk-to-capital ratio ("RTC")	12.6	12.8	12.3	12.6	12.0
EMICO[2] STAT:					
Statutory policyholders' surplus	$1,141	$1,084	$1,296	$1,226	$1,390
Contingency reserves	3,675	3,548	3,422	3,294	3,167
EMICO statutory capital	**$4,816**	**$4,632**	**$4,718**	**$4,520**	**$4,557**
Adjusted RIF[1]	$61,123	$59,663	$58,233	$57,169	$55,321
EMICO risk-to-capital ratio	12.7	12.9	12.3	12.6	12.1
PMIERs Available Assets[3]	**$5,357**	**$5,206**	**$5,292**	**$5,147**	**$5,222**
PMIERs Gross Required Assets[3]	(4,902)	(4,866)	(4,773)	(4,789)	(4,855)
PMIERs Reinsurance Credit	1,523	1,578	1,590	1,511	1,622
PMIERs COVID-19 Haircut	120	132	140	178	272
PMIERs Net Required Assets	**($3,259)**	**($3,156)**	**($3,043)**	**($3,100)**	**($2,961)**
Available Assets Above PMIERs Requirements[3]	**$2,098**	**$2,050**	**$2,249**	**$2,047**	**$2,261**
PMIERs Sufficiency Ratio[3]	**164 %**	**165 %**	**174 %**	**166 %**	**176 %**

[1] Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies.

[2] Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary.

[3] The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 do not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO.

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